INCOME
OPPORTUNITIES
FUND 1999, INC.







FUND LOGO







Semi-Annual Report

June 30, 1997






This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




INCOME OPPORTUNITIES FUND 1999, INC.



The Benefits and
Risks of
Leveraging


Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.




DEAR SHAREHOLDER


For the six months ended June 30, 1997, Income Opportunities Fund 1999, Inc. earned $0.269 per share income dividends, which included earned and unpaid dividends of $0.050 per share, representing a net annualized yield of 5.54%, based on a month-end net asset value of $9.79 per share. Over the same period, the Fund's total investment return was +3.47%, based on a change in per share net asset value from $9.69 to $9.79, and assuming reinvestment of $0.219 per share income dividends.

Investment Activities
Federal Reserve Board (FRB) Chairman Alan Greenspan indicated that the acceptable, or noninflationary, level of economic growth is in the range of 2%--2.5%. With first-quarter 1997 gross domestic product (GDP) reported at 5.8%, three of the last four quarters were substantially above the targeted range. Although recent economic data indicates more moderate growth for the second quarter of 1997, it seems inevitable that economic growth for 1997 will end up at the upper range of the band.

GDP growth is largely contingent on consumer spending, and real consumer spending rose 6.4% in the first quarter of 1997, the fastest pace in nine years. By comparison, consumer spending in 1996 was 2.6%. Behind consumer spending is the rise in consumer confidence to its highest level since 1969. In turn, this reflects the lowest unemployment rate (4.8%) in nearly 24 years and the unprecedented strength of the stock market which continues to set new record highs.

Interestingly, this environment has not yet led to a period of inflation. Inflation is at a 31-year low. Despite a tight labor market, the employment cost index rose just 0.6% in the first quarter of 1997 and is up just 2.9% from one year ago. This is near the slowest compensation growth rate in 50 years. Similarly, the Consumer Price Index and the Producer Price Index rose just 2.5% and 0.1%, respectively, for the past 12 months.

Strong economic growth with no inflation is the best of both worlds. Although we may be on the threshold of a new paradigm regarding the level of noninflationary growth, there are risks ahead that could trigger inflation. The FRB must keep a vigilant eye on aggregate consumer demand and the tight labor markets, which could lead to demand pull or cost push inflation. So far, the FRB seems committed to keeping the current economic expansion going, which is now in its seventh year, while maintaining a tough posture on inflation.

Interest rates fluctuated during the six-month period ended June 30, 1997, but ended the period essentially unchanged from the start of the year. All across the maturity curve--one year--30 years-- interest rates moved higher by just 15 basis points (0.15%) to 20 basis points. Interestingly, short-term interest rates--three-month and six-month securities--were actually lower by a few basis points reflecting eased investor concerns that the FRB would raise interest rates to slow the economy.

Portfolio Strategy
In our December 31, 1996 annual shareholder letter, we mentioned that our taxable earnings were in excess of the dividend payout and that, barring an interest rate hike by the FRB, a dividend increase would be warranted in 1997. At the Fund's July 9, 1997 board meeting, a dividend increase of 75 basis points was approved, bringing the dividend to 6.00% based on the original offering price of $10.00. With the FRB leaving interest rates unchanged at its July 1, and July 2, 1997 Federal Open Market Committee meeting, the increase is likely to hold throughout 1997.

The portfolio yield increased for several reasons. Borrowing costs remained stable allowing for the leverage to contribute to income. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Prepayment speeds have slowed increasing the yield on many of the collaterized mortgage obligations positions. In addition, we collected sizable prepayment penalties on some commercial mortgage-backed securities. Further, the impact of the sale of the municipal portion of the portfolio will help second-half 1997 earnings. Finally, a 15 basis point management fee reduction is scheduled for September.

Even with the increased yield and the portfolio shift out of municipal securities, our primary investment strategy remains to return to a $10.00 per share net asset value by year-end 1999. As such we continue to shift into securities that offer an attractive yield and a more definite cash flow structure that reduces prepayment and extension risks. At this time, in the current interest rate environment, the portfolio is on track to reach its net asset value target at the Fund's termination date.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 1999, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and
Portfolio Manager



July 25, 1997




Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary


Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IOF

SCHEDULE OF INVESTMENTS
                 S&P      Moody's        Face                                                              Value     Percent of
                Rating     Rating       Amount               Issue                          Cost         (Note 1a)   Net Assets
Adjustable      NR+++      AA++++   $10,000,000  Homart Pooled Asset Finance Trust
Rate++                                           Corporation, CMO***93-A2, 6.80% due
Mortgage-Backed                                  12/29/2001++++++++                    $ 10,000,000    $ 10,025,000      2.4%
Obligations*--  AA         Aa2       26,000,000  Saxon Mortgage Securities
London Interbank                                 Corporation, REMIC** 92-2-B, 7.622%
Offered Rate                                     due 4/28/1998                           26,135,683      26,235,638      6.2
Indexed         AA         Aaa        3,975,342  Sears Mortgage Securities
Obligations                                      Corportation, REMIC** 92-18-A2,
                                                 7.318% due 9/25/2022                     4,060,081       4,089,012      1.0

                                                 Total Investments in Adjustable
                                                 Rate Mortgage-Backed Obligations        40,195,764      40,349,650      9.6


Fixed Rate      AAA++++++  Aaa       19,258,418  American Southwest Financial
Mortgage-Backed                                  Securities Corp., 95-C1-A1A, 7.30%
Obligations*                                     due 10/17/2001                          19,692,495      19,547,294      4.6
                AA         AA++++     6,500,000  Blackrock Capital Finance, L.P.,
                                                 CMO*** 96-C2-B, 7.747% due
                                                 11/15/2026++++++++                       6,558,535       6,581,250      1.6
                AAA        AAA++++    2,890,698  CMC Securities Corporation,
                                                 REMIC** 93-B-2, 11% due
                                                 4/25/2023 (a)                            2,890,698       2,950,318      0.7
                                                 Debartolo Corp., CMO***:
                AAA++++    Aaa       21,300,000     A2, 7.48% due 5/15/2001++++++++      21,434,312      21,859,125      5.2
                AA++++     Aa2       10,000,000     B1, 7.61% due 5/01/2004++++++++++    10,419,220      10,230,200      2.4
                                                 Federal Home Loan Mortgage
                                                 Corporation, Pool:
                NR+++      NR+++      4,014,303     #W00062, 7.225% due 11/01/1997 (1)    4,027,588       3,997,995      0.9
                NR+++      NR+++      1,190,759     #G50191, 5% due 6/01/1999             1,170,665       1,166,944      0.3
                NR+++      NR+++        242,158     #G50200, 5% due 6/01/1999               238,071         237,288      0.1
                NR+++      NR+++     14,446,877     #W00058, 6.925% due 6/01/2001 (1)    14,616,727      14,625,205      3.5
                                                 Federal Home Loan Mortgage
                                                 Corporation, REMIC**:
                NR+++      NR+++      5,500,000     G-29-P, 7% due 6/25/2001 (1)          5,577,204       5,525,740      1.3
                NR+++      NR+++      3,127,340     1341-G, 7% due 12/15/2003 (1) (a)     3,138,235       3,148,825      0.7
                NR+++      NR+++      5,642,600     1784-PD, 7% due 9/15/2014 (1) (b)     5,635,547       5,677,866      1.3
                NR+++      NR+++     10,318,000     1923-PC, 6.25% due 12/15/2014 (b)    10,251,900      10,208,320      2.4
                NR+++      NR+++      1,500,000     G-13-PG, 6% due 7/25/2016 (a)         1,477,969       1,470,930      0.3
                                                 Federal National Mortgage
                                                 Association, Pool:
                NR+++      NR+++     15,000,000     #160159, 7.516% due 7/01/1999 (1)    15,014,655      15,239,062      3.6
                NR+++      NR+++      9,825,749     #73041, 7.50% due 9/01/1999 (1)      10,013,419       9,979,277      2.4
                NR+++      NR+++     29,257,219     #80306, 8% due 3/01/2000 (1)         29,785,755      29,847,630      7.1
                NR+++      NR+++        271,472     #209622, 5.50% due 4/01/2000            265,618         264,835      0.1
                NR+++      NR+++      4,192,124     #160238, 8.18% due 4/01/2001 (1)      4,280,289       4,320,508      1.0
                NR+++      NR+++      5,462,831     #160239, 8.305% due 4/01/2001 (1)     5,599,772       5,700,123      1.4
                NR+++      NR+++     10,541,732     #160240, 8.43% due 4/01/2001 (1)     11,012,917      10,877,750      2.6
                NR+++      NR+++      7,360,000     #73643, 6.88% due 9/01/2001 (1)       7,291,000       7,194,400      1.7
                NR+++      NR+++      9,135,240     #73063, 8.20% due 1/01/2002 (1)       9,053,879       9,494,940      2.3
                                                 Federal National Mortgage
                                                 Association, REMIC**:
                NR+++      NR+++      4,135,022     92-122-PG, 7.50% due 12/01/1998 (a)   4,159,843       4,167,316      1.0
                NR+++      NR+++      8,945,346     94-M2-A, 6.625% due 2/25/2001         8,819,552       8,867,074      2.1
                NR+++      NR+++      7,379,736     94-M5-A, 8.40% due 4/01/2001          7,552,850       7,642,639      1.8
                NR+++      NR+++     10,000,000     92-44G, 7.25% due 10/25/2005
                                                    (1) (b)                              10,107,052      10,078,125      2.4
                NR+++      NR+++     13,200,000     94-M3B, 7.71% due 4/25/2006
                                                    (1) (b)                              13,552,227      13,488,750      3.2
                NR+++      NR+++      6,223,000     G93-16-E, 5% due 11/25/2015 (a)       5,713,449       6,100,469      1.5
                NR+++      NR+++      5,000,000     G93-20-PE, 5.90% due 5/25/2016 (a)    4,912,500       4,970,300      1.2
                NR+++      NR+++     11,700,000     G93-19-E, 5% due 3/25/2017 (a)       11,402,930      11,487,879      2.7
                NR+++      NR+++      5,000,000     97-7-PK, 6.50% due 10/18/2017
                                                    (1) (b)                               5,004,710       4,956,250      1.2
                AAA        AAA++++   11,138,000  GE Capital Mortgage Services, Inc.,
                                                 REMIC** 95-9-A3, 6.375% due
                                                 11/25/2025 (b)                          11,037,062      10,998,775      2.6
                AA++++++   Aa2        9,660,000  Kidder Peabody Acceptance
                                                 Corporation, REMIC** 93-M3-B,
                                                 6.50% due 11/25/2025 (a)                 9,572,456       9,623,775      2.3
                AAA++++    AAA++++++  3,715,758  Nomura Assets Securities Corp.,
                                                 REMIC** 94-MD1-A1A, 7.367% due
                                                 3/15/2018 (a)                            3,722,446       3,744,787      0.9
                                                 Prudential Home Mortgage Securities
                                                 Company, Inc., REMIC**:
                AAA++++    Aaa        8,760,000     92-36-A8, 6.50% due 11/25/1999        8,620,387       8,710,681      2.1
                AAA++++    Aaa       16,800,000     93-40-A3, 6.50% due 10/25/2023 (b)   16,485,000      16,726,500      4.0
                                                 Resolution Trust Corporation,
                                                 REMIC**:
                AA         AA+++++++  5,000,082     93-C2-B, 7.75% due 7/01/2000 (b)      5,057,718       5,037,582      1.2
                A+++++++   A2         5,174,462     92-C7-B, 7.15% due 6/25/2023 (a)      5,222,376       5,197,100      1.2
                AA-++++++  A2        24,605,479     92-C6-B, 7.70% due 7/25/2024 (a)     24,805,096      24,747,729      5.9
                AA++++     Aa2       30,350,000  Town & Country Funding Corporation,
                                                 CMO***, 5.85% due 8/15/1998             30,144,266      30,022,789      7.1
                AAA        AAA++++++ 43,135,000  Vornado Finance Corp., CMO***,
                                                 6.36% due 12/01/2000                    39,205,137      42,501,476     10.1

                                                 Total Investments in Fixed Rate
                                                 Mortgage-Backed Obligations            424,543,527     429,215,821    102.0

Derivative      AAA        Aaa       24,368,678  CMC Securities Corporation II,
Mortgage-Backed                                  REMIC** 93-2I-A3, 0.50% due
Obligations*--                                   9/25/2023                                  339,563         116,970      0.0
Interest                                         DLJ Mortgage Acceptance Corporation,
Only (3)                                         REMIC**:
                AAA        Aaa       67,497,395     92-9-A1, 0.615% due 11/25/2022        1,037,273         701,973      0.2
                AAA        Aaa       24,826,361     93-20-1S, 0.752% due 11/25/2023         557,395         307,847      0.1
                                                 Federal Home Loan Mortgage
                                                 Corporation, REMIC**:
                NR+++      NR+++      4,030,481     G-24-IA, 6.50% due 8/25/2013            217,169         213,490      0.1
                NR+++      NR+++     28,160,738     1547-SC, 4.627% due 3/15/2017         2,041,009       1,130,830      0.3
                NR+++      NR+++      6,395,142     1523-PH, 6.50% due 2/15/2018            565,570         567,569      0.1
                NR+++      NR+++      8,614,914     143-B, 8% due 10/01/2022              3,271,268       2,802,518      0.7
                NR+++      NR+++      4,678,704     1397-IO, 8% due 10/15/2022            1,877,055       1,527,878      0.4



SCHEDULE OF INVESTMENTS (concluded)
                 S&P      Moody's        Face                                                              Value     Percent of
                Rating     Rating       Amount               Issue                          Cost         (Note 1a)   Net Assets
Derivative                                       Federal National Mortgage
Mortgage-Backed                                  Association, REMIC**:
Obligations*--  NR+++      NR+++    $ 7,029,312     92-G-5H, 9% due 1/25/2022          $  2,839,638    $  2,152,727      0.5%
Interest        NR+++      NR+++      2,212,648     92-15-W, 8% due 2/25/2022               997,315         715,637      0.2
Only (3)        NR+++      NR+++      7,041,709     120-2, 8% due 3/25/2022               3,926,227       2,277,500      0.5
(concluded)     NR+++      NR+++         42,197     92-196-L, 1,187.60% due 8/25/2006     1,014,201         918,776      0.2
                AAA        AAA++++   44,996,330  Fund America Investors Corporation
                                                 II, REMIC** 93-J, 0.25% due
                                                 11/25/2023                                 365,223         168,736      0.0
                AAA++++++  Aaa       27,924,564  Mortgage Capital Fund Inc.,
                                                 REMIC** 94-MCI-I1, 1.044%
                                                 due 6/25/2019                              869,392         203,849      0.0
                                                                                       ------------    ------------    ------
                                                                                         19,918,298      13,806,300      3.3

Derivative                                       Federal Home Loan Mortgage
Mortgage-Backed                                  Corporation, REMIC**:
Obligations*--  NR+++      NR+++     11,244,406     1453-S, 6.71% due 1/15/2000          10,285,117      10,868,393      2.6
Inverse         NR+++      NR+++      5,618,048     1516-S, 4.833% due 6/15/2000          5,194,938       5,201,961      1.2
Floaters (4)    NR+++      NR+++      3,101,660     1516-SC, 4.46% due 6/15/2000          2,334,968       2,828,326      0.7
                NR+++      NR+++      1,605,504     1521-S, 4.725% due 7/15/2000          1,465,022       1,477,064      0.3
                NR+++      NR+++      5,966,957     1743-S, 5.40% due 8/15/2001           4,989,868       5,504,518      1.3
                NR+++      NR+++      8,875,878     1765-A-S, 6.629% due 1/15/2002        7,355,884       8,254,567      1.9
                                                 Federal National Mortgage
                                                 Association, REMIC**:
                NR+++      NR+++      5,003,830     93-81-S, 1.796% due 6/25/2000         3,366,640       4,048,399      1.0
                NR+++      NR+++     10,000,000     93-123-S, 7.739% due 7/25/2000       10,772,464       9,612,500      2.3
                NR+++      NR+++     10,000,000     X-169-B, 3.698% due 9/25/2000         7,650,000       8,850,000      2.1
                                                 Prudential Home Mortgage Securities
                                                 Company, Inc., REMIC**:
                AAA++++    Aaa        3,319,298     93-59-A6, 2.481% due 12/25/2000       2,602,537       2,854,596      0.7
                AAA++++    Aaa        5,203,532     93-59-A8, 2.959% due 12/25/2000       4,162,826       4,512,438      1.1
                                                                                       ------------    ------------    ------
                                                                                         60,180,264      64,012,762     15.2


Derivative      NR+++      NR+++      4,778,651  Government National Mortgage
Mortgage-Backed                                  Association, REMIC** 94-5-PA,
Obligations*--                                   8.023% due 6/16/2012 (1) (a)             4,460,015       4,481,467      1.1
Principal
Only (2) (5)                                     Total Investments in Derivative
                                                 Mortgage-Backed Obligations             84,558,577      82,300,529     19.6


                                                 Total Investments in Mortgage-
                                                 Backed Obligations                     549,297,868     551,866,000    131.2


US Government                                    United States Treasury Notes (1):
Obligations     NR+++      NR+++     20,000,000     5% due 2/15/1999                     19,642,435      19,684,400      4.7
                NR+++      NR+++     27,000,000     5.50% due 4/15/2000                  26,379,716      26,506,440      6.3
                NR+++      NR+++     10,000,000     5.50% due 12/31/2000                  9,671,503       9,748,400      2.3
                NR+++      NR+++     16,000,000     5.25% due 1/31/2001                  15,420,000      15,467,520      3.7

                                                 Total Investments in US Government
                                                 Obligations                             71,113,654      71,406,760     17.0


Short-Term      Repurchase              223,000  Nikko Securities International, Inc.,
Securities      Agreements+++++                  purchased on 6/30/1997 to yield 6.05%
                                                 to 7/01/1997                               223,000         223,000      0.0

                                                 Total Investments in Short-Term
                                                 Securities                                 223,000         223,000      0.0

                                                 Total Investments                     $620,634,522     623,495,760    148.2
                                                                                       ------------    ------------    ------
                                                 Liabilities in Excess of Other Assets                 (202,812,185)   (48.2)
                                                                                                       ------------    ------
                                                 Net Assets                                            $420,683,575    100.0%
                                                                                                       ============    ======



          Average life estimates are made using realistic prepayment assumptions.
          Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
       (a)0--2 years.
       (b)2--4 years.
         *Mortgage-Backed Obligations are subject to principal pay downsas a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
        **Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued, and the particular tranche. ***Collateralized Mortgage Obligation.
        ++Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
      ++++Rating of issue is by Fitch Investors Service.
    ++++++Rating of issue is by Duff & Phelps.
       (1)Security represents collateral in connection with a Reverse Repurchase Agreement (Note 5).
       (2)The interest rates shown represent the approximate yield to maturity.
       (3)Securities which receive some or all of the interest portion of the under-lying collateral and little or no principle. Interest only securities have either a nominal or a notional amount of principal.
       (4)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
       (5)Represents the principal only portion of a mortgage-backed obligation. Stripped securities are traded on a discount basis and amortized to maturity.
       +++Not Rated.
     +++++Repurchase Agreements are fully collateralized by US Government
          & Agency Obligations.
  ++++++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++++++++++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $10,230,000, representing 2.4% of net assets.

                                     Acquisition                    Value
          Issue                         Date           Cost       (Note 1a)

          Debartolo Corp., CMO
          B1, 7.61% due 5/01/2004    11/29/1996    $10,419,220   $10,230,200
                                                   -----------   -----------
          Total                                    $10,419,220   $10,230,200
                                                   ===========   ===========


          See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$620,634,522) (Note 1a)                         $623,495,760
                    Cash                                                                                         365,875
                    Receivables:
                      Interest                                                             $  4,634,124
                      Principal paydowns                                                        209,100        4,843,224
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       8,628
                    Prepaid expenses and other assets                                                              6,082
                                                                                                            ------------
                    Total assets                                                                             628,719,569
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                195,075,020
                      Securities purchased                                                   10,043,949
                      Interest expense (Note 5)                                               2,599,708
                      Investment adviser (Note 2)                                               183,772      207,902,449
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       133,545
                                                                                                            ------------
                    Total liabilities                                                                        208,035,994
                                                                                                            ------------

Net Assets:         Net assets                                                                              $420,683,575
                                                                                                            ============

Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  4,297,463
                    Paid-in capital in excess of par                                                         418,392,442
                    Undistributed investment income--net                                                      16,063,291
                    Accumulated realized capital losses on investments--net (Note 6)                         (20,930,859)
                    Unrealized appreciation on investments--net                                                2,861,238
                                                                                                            ------------
                    Net assets--Equivalent to $9.79 per share based on 42,974,627
                    shares outstanding (market price--$9.125)                                               $420,683,575
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 19,498,922
(Note 1d):          Other                                                                                        511,845
                                                                                                            ------------
                    Total income                                                                              20,010,767
                                                                                                            ------------

Expenses:           Interest expense (Note 5)                                              $  5,457,473
                    Investment advisory fees (Note 2)                                         1,139,411
                    Accounting services (Note 2)                                                 59,652
                    Professional fees                                                            44,716
                    Transfer agent fees                                                          33,740
                    Trustees' fees and expenses                                                  20,004
                    Printing and shareholder reports                                             18,983
                    Custodian fees                                                               15,654
                    Amortization of organization expenses (Note 1e)                               4,246
                    Pricing fees                                                                  1,493
                    Other                                                                        31,723
                                                                                           ------------
                    Total expenses                                                                             6,827,095
                                                                                                            ------------
                    Investment income--net                                                                    13,183,672
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,737,192
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,999,241)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 12,921,623
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the          For the
                                                                                             Six Months          Year
                                                                                               Ended            Ended
                                                                                              June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $ 13,183,672     $ 28,085,289
                    Realized gain on investments--net                                         1,737,192        2,406,527
                    Change in unrealized appreciation on investments--net                    (1,999,241)      (3,275,184)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,921,623       27,216,632
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (9,411,344)     (23,177,460)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    to shareholders                                                          (9,411,344)     (23,177,460)
                                                                                           ------------     ------------
Capital Stock       Net decrease in net assets derived from capital
Transactions        stock transactions                                                       (8,268,027)     (49,280,594)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total decrease in net assets                                             (4,757,748)     (45,241,422)
                    Beginning of period                                                     425,441,323      470,682,745
                                                                                           ------------     ------------
                    End of period*                                                         $420,683,575     $425,441,323
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $ 16,063,291     $ 12,290,963
                                                                                           ============     ============


                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1997
Cash Provided by    Net increase in net assets resulting from operations                                    $ 12,921,623
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    174,407
                      Increase in other assets                                                                      (295)
                      Decrease in other liabilities                                                           (2,651,714)
                      Realized and unrealized loss on investments--net                                           262,049
                      Amortization of premium and discount--net                                                1,578,923
                                                                                                            ------------
                    Net cash provided by operating activities                                                 12,284,993
                                                                                                            ------------

Cash Provided by    Proceeds from principal payments and sales of long-term securities                       254,649,997
Investing           Purchases of long-term securities                                                       (235,983,299)
Activities:         Purchases of short-term investments                                                     (261,925,000)
                    Proceeds from sales and maturities of short-term investments                             264,763,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 21,504,698
                                                                                                            ------------

Cash Used for       Cash receipts from borrowings                                                             61,087,940
Financing           Cash payments on borrowings                                                              (74,513,425)
Activities:         Cash payments on capital shares repurchased                                               (8,948,587)
                    Dividends paid to shareholders                                                           (11,246,112)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (33,620,184)
                                                                                                            ------------

Cash:               Net increase in cash                                                                         169,507
                    Cash at beginning of period                                                                  196,368
                                                                                                            ------------
                    Cash at end of period                                                                   $    365,875
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  7,236,819
Information:                                                                                                ============



                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios           For the
                    have been derived from information provided     Six Months
                    in the financial statements.                       Ended
                                                                      June 30,       For the Year Ended December 31,
                    Increase (Decrease) in Net Asset Value:            1997++      1996++     1995     1994       1993
Per Share           Net asset value, beginning of period              $   9.69   $   9.50  $   8.22  $   9.32   $   9.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .31        .60       .55       .60        .65
                    Realized and unrealized gain (loss) on
                    investments--net                                       .01        .09      1.23     (1.11)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .32        .69      1.78      (.51)       .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.50)     (.50)     (.59)      (.59)
                      Realized gain on investments--net                     --         --        --        --       (.08)
                      In excess of realized gain on
`                     investments--net                                      --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.22)      (.50)     (.50)     (.59)      (.69)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.79   $   9.69  $   9.50  $   8.22   $   9.32
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  9.125   $   9.00  $   8.25  $  7.375   $   8.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      3.84%+++  15.53%    19.00%    (9.18%)     1.77%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   3.47%+++   8.02%    22.94%    (4.97%)     7.02%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                  .66%*      .65%      .69%      .67%       .83%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.30%*     3.36%     3.70%     2.80%      2.30%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.36%*     6.29%     5.98%     6.93%      6.86%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $420,684   $425,441  $470,683  $439,767   $517,147
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.22%     60.96%    60.70%    94.71%    185.21%
                                                                      ========   ========  ========  ========   ========
Leverage:           Amount of borrowings, end of period
                    (in thousands)                                    $195,075   $208,501  $228,654  $217,236   $255,088
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $194,853   $206,923  $226,188  $239,251   $204,770
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings per share
                    during the period                                 $   4.51   $   4.42  $   4.39  $   4.39   $   3.69
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchases or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of average weekly net assets from January 19, 1994 to September 1, 1997, and 0.40% of average weekly net assets from September 1, 1997 through termination of the Fund.

During the six months ended June 30, 1997, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $1,082 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $220,133,795 and $239,447,651, respectively.

Net realized and unrealized gains as of June 30, 1997 were as follows:

                                    Realized     Unrealized
                                     Gains          Gains

Long-term investments            $  1,633,277   $  2,861,238
Short sales                           103,915             --
                                 ------------   ------------
Total                            $  1,737,192   $  2,861,238
                                 ============   ============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,861,238, of which $11,275,700 related to appreciated securities and $8,414,462 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $620,634,522.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At June 30, 1997, total paid-in capital amounted to $422,689,905.

During the period, the Fund repurchased 908,800 shares of capital stock, at an average market price of $9.10, all of which have been retired.


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of June 30, 1997, the Fund had entered into reverse repurchase agreements in the amount of $195,075,020. For the six months ended June 30, 1997, the maximum amount of reverse repurchase agreements outstanding was $213,083,005, the average amount outstanding was approximately $194,853,000, and the daily weighted average interest rate was 5.68%.


6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $22,531,000, of which $14,861,000 expires in 2002 and $7,670,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On July 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050000 per share, payable on July 31, 1997 to shareholders of record as of July 21, 1997.